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                                                                  Exhibit 10.18

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. WITHOUT LIMITING THE FOREGOING ANY OF THESE SECURITIES ISSUED OTHER THAN TO A "US PERSON" WITHIN THE MEANING OF REGULATION S PROMULGATED UNDER THE ACT MAY NOT BE RE-SOLD TO A US PERSON PRIOR TO THE EXPIRATION OF THE 40-DAY RESTRICTED PERIOD AFTER THE DATE OF ORIGINAL ISSUANCE OF THESE SECURITIES.


                   VARIABLE RATE UNSECURED LOAN NOTE DUE 2002
                                       OF
                               PRIMARK CORPORATION


U.S.$
                                                               24 October, 1996

Primark Corporation, a Michigan corporation (the "COMPANY"), with principal offices at 1000 Winter Street, Suite 4500, Waltham MA 02154, USA, for value received, hereby promises to pay to ______________, or his assigns, the sum of _____________________, United States Dollars (U.S. $_________) plus interest accrued pursuant to section 2.2 hereof from the date of this Note until the principal amount hereof and all interest accrued thereon is paid in full. The principal amount of this Note, and the interest accrued thereon, shall be payable on or before, 24 October, 2002 (the "MATURITY DATE").

The following is a statement of the rights of the holder of this Note and the conditions to which this Note is subject, and to which the holder hereof, by the acceptance of this Note, agrees:

1    RANKING AND DEFINITIONS


1.1 This Note is one of a series of five (5) Variable Rate Unsecured Loan Notes due 2002 (individually, a "NOTE"; collectively, the "NOTES"). The principal amount of all Notes shall aggregate up to U.S.$8,250,000.


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1.2  "NOTEHOLDER", "HOLDER", or similar terms, when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.


1.3  In this Note, except as otherwise provided;

     (a)  words importing the singular include the plural and vice versa;

     (b)  words denoting gender include every gender;

     (c) Words denoting persons include any natural person, corporation or other entity;

     (d) references to statutory provisions shall be construed as references to those provisions as respectively amended or re-enacted (whether before or after the date hereof) from time to time and shall include any provisions of which they are re-enactments (whether with or without modifications) and any subordinate legislation or regulation made under such provisions.

2    PAYMENT OF PRINCIPAL AND INTEREST


2.1 The Company shall on the Maturity Date or on such earlier date as the outstanding principal on this Note shall become repayable in accordance with this Note, pay such principal to the Noteholder at the registered office of the Company, together with interest accrued thereon at the rate referred to in section 2.2 up to and including the date of repayment.

2.2 So long as outstanding principal remains unpaid under this Note, the Company shall pay to the Noteholder interest on the outstanding principal at the rate of LIBOR by quarterly instalments ("INTEREST PERIODS") in arrears on the first Business Day following 1 January, 1 April, 1 July and 1 October in each year, save that the first payment of interest shall be made on the first business day after 1 January, 1997 in respect of the period from 24 October, 1996 to 31 December, 1996 (both dates inclusive). Interest shall be deemed to accrue on the Notes from day to day. For the purpose of this section, "LIBOR" means, in relation to a particular interest period, the rate for deposits of US Dollars for a period equivalent to such period at or about 11 a.m. (New York City Time) on the second Business Day before the first day of such period as displayed in the Wall Street Journal, New York City edition provided that if on such date no such rate is so displayed, LIBOR for such period shall be the arithmetic mean (rounded upward if necessary to five decimal places) of the rates respectively quoted to the Company by two leading United States banks at the request of the Company as such banks' offered rate for deposits of US Dollars in an amount approximately equal to the amount in relation to which LIBOR is to be determined for a period equivalent to such period to prime banks in the London Interbank Market at or about 11 a.m. (New York City time) on the second Business Day before the first day of such interest period. "BUSINESS DAY"


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     means any day other than a Saturday, Sunday, or other day on which banks in New York City are authorised or required by law to close.

2.3 Any payment to be made hereunder will be after any withholding or deduction for or on account of any tax or levy or impost or charge or fee or duty of whatsoever nature (present or future) imposed or levied by any authority having power to tax such payment which the Company shall for the time being be required by any applicable law to withhold or deduct and the Company shall not be obliged to pay any additional amount to the Noteholders in respect of the tax or duty so withheld or deducted.

2.4 All payments made to the Noteholder under the Note shall be in US Dollars and shall be subject to all applicable laws and regulations from time to time.

3    REPAYMENT, PURCHASE AND CANCELLATION


3.1 Any Note repaid or purchased by the Company shall be cancelled and the Company shall not be entitled to reserve the same for reissuance or to re-issue the same.

3.2 Any partial repayment of this Note may be endorsed by the holder on the schedule attached hereto, or on continuation of such schedule attached to and made a part hereof. The lack of an endorsement or any endorsements made by the Noteholder on the schedule attached hereto shall not be conclusive of the remaining principal amount outstanding under the Note.

4    EVENTS OF DEFAULT


4.1 The outstanding principal of this Note together with any accrued interest shall become immediately due and repayable on the occurrence of any of the following events:

     (a) if default is made in the repayment on the due date of any outstanding principal outstanding on this Note or (for a period of 28 days or more) in the payment of any interest accrued thereon;

     (b) if default is made by the Company in the due performance or observance of any obligation (other than for the repayment outstanding principal on this Note or the payment of interest accrued thereon) contained herein and continues for 28 days or more after the date on which the Company receives written notice of the default;

     (c) the Company shall commence a voluntary Insolvency Proceeding seeking liquidation, reorganisation or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall take any corporate action to authorise any of the

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          foregoing: For the purposes of this section 4.1. "INSOLVENCY
          PROCEEDING" means (i) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganisation, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of its creditors, generally or any substantial portion of its creditors undertaken under U.S. federal, state, or foreign law;

     (d) an involuntary Insolvency Proceeding shall be commenced against the Company seeking liquidation, reorganisation or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary Insolvency Proceeding (if before a court or governmental authority) shall remain undismissed and unstayed for a period of 60 days;

     (e) an order for relief shall be entered against the Company under the U.S. federal bankruptcy laws;

     (f) if the letter of credit (the "LETTER OF CREDIT") issued for the benefit of the holder of this Note on the date hereof by Mellon Bank N.A. ("MELLON") shall no longer be or if Mellon or the Company asserts that the Letter of Credit shall no LONGER be valid, binding and enforceable for any reason other than in accordance with its terms; or

     (g) if this Note shall no longer be, or if the Company shall assert that this Note shall no longer be, legal, valid and binding for any reason other than in accordance with its terms.

4.2  Forthwith on becoming aware of any such event as is mentioned in section
     4.1 or of any event which with the giving of notice, lapse of time or satisfaction of any other condition would constitute such an event, the Company shall give notice in writing thereof to the Noteholders.

5    NOTE REGISTER; REPLACEMENT NOTES


5.1 The Company shall at all times keep at its principal office an accurate register of the Notes (the "REGISTER") showing the numbers of Notes for the time being issued, the dates of issue, the dates and particulars of all transfers and repayments thereof and the names and addresses of the Noteholders and the persons deriving title under them. The Register may be closed for up to 3 days prior to each date for payment of interest and the date of final redemption. The Noteholders and any persons entitled to any of the Notes or any of them and any person authorised in writing by any of them shall be at liberty at all reasonable


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     times during office hours to inspect the Register and to take copies thereof and extracts therefrom or any part thereof.

5.2 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Note, the Company will at its expense execute and deliver, in lieu thereof, a new Note in the unpaid principal amount of such lost, stolen, destroyed or mutilated Note, dated so that there will be no loss of interest on such Note. Any Note in lieu of which any such new Note has been so executed and delivered by the Company shall not be deemed to be an outstanding Note for any purpose.

6    TRANSFER


6.1 Except as required by law, the Company will recognise the registered holder of any Notes or his executors or administrators as the absolute owner thereof. The rights and obligations of the Company and the Noteholder shall be binding upon and benefit the successors, assigns, heirs, executors, administrators and transferees of the parties.

6.2 Subject as hereinafter provided, and to compliance with applicable securities laws, any holder of this Note will be entitled to transfer this
     Note in its entirety by an instrument in writing. No fraction of a Note may be transferred. This Note shall not be transferred by any Noteholder that is not a "US Person" (within the meaning of "Regulation S" promulgated under the Securities Act of 1933 as amended) to a "US Person" at any time during the 40-day period after the date of original issuance of this Note.

6.3 Every instrument of transfer must be delivered to the principal office of the Company for registration, accompanied by the original of this Note to be transferred and such other evidence as the Directors of the Company may require to prove the title of the transferor of his right to transfer the Notes and (if the instrument shall be executed by some other person on behalf of the transferor) the authority of that person so to do.

7    PROCEDURES FOR PAYMENT


7.1 Any principal, interest or other moneys repayable or payable hereunder on or in respect of the Note shall be paid by wire transfer to an account designated in writing by the Noteholder or to such person and such account as the Noteholder may in writing direct.

8    MODIFICATION OF RIGHTS


8.1 ANY PROVISION OF THIS NOTE MAY BE AMENDED, WAIVED OR MODIFIED UPON THE WRITTEN CONSENT OF THE COMPANY AND HOLDERS OF AT LEAST A MAJORITY OF THE THEN OUTSTANDING PRINCIPAL AMOUNTS OF THE NOTES: PROVIDED THAT ANY


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     AMENDMENT, WAIVER OR MODIFICATION AFFECTS ALL OF THE NOTES IN THE SAME
     MANNER.


8.2 Neither this Note or any term hereof may be amended, waived or modified orally but only by an instrument in writing executed by the Company and the Note holder.

9    NOTICES


9.1 Any notice or other document may be given or sent to the Company by sending the same by personal delivery, certified or registered air mail (return receipt requested), recognised international courier, or telecopy (confirmed by air mail), charges prepaid, addressed to the Company at its principal office.

9.2 Without prejudice to the provisions of section 6.1. any notice or other document may be given or sent to any Noteholder by sending the same by personal delivery, certified or registered airmail (return receipt requested), recognised international courier, or telecopy (confirmed by airmail), charges prepaid, addressed to such Noteholder, at the registered address.

9.3 Any notice shall be deemed to have been given upon delivery, if by personal delivery; 2 days after the date of posting if posted to an address within the same country; 7 days after the date of posting if posted abroad; 3 days after dispatch if sent by recognised international courier; and upon transmission, if sent by telecopy.

10   CHOICE OF LAWS; AND SUBMISSION TO JURISDICTION


10.1 This Note shall be construed and enforced in accordance with, and governed by, the internal laws of the State of New York, United States of America, excluding that body of law applicable to conflicts of law.

10.2 The Company irrevocably submits for all purposes of or in connection with the Notes to the non-exclusive jurisdiction of the state and federal courts in New York.

11   DOCUMENTARY TAXES


11.1 All stamp, documentary, registration or other like duties or taxes, including any penalties, additions, fines, surcharges or interest relating thereto, which are imposed or chargeable on or in connection with the Notes shall be paid by the Company provided nothing shall oblige the Company to bear or pay any stamp duty or stamp duty reserve tax or other duties or taxes on or arising by reason or in respect of any transfers or other dispositions of the Notes or any interest therein, except to the extent of any stamp duty or stamp duty reserve tax payable on any repurchase, repayment or cancellation of the Notes by the Company itself.


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12   NOT NEGOTIABLE, NOT A SECURITY


12.1 NOTWITHSTANDING ANYTHING TO THE CONTRARY ELSEWHERE IN THIS NOTE, (A) THIS
     NOTE IS NOT NEGOTIABLE, (B) THIS NOTE IS NOT A SECURITY SUBJECT TO ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE, AND (C) EACH SUCCESSOR, HEIR, EXECUTOR, ADMINISTRATOR, ASSIGNEE, TRANSFEREE, PLEDGEE, OR HOLDER OF THIS NOTE OR ANY INTEREST THEREIN (WHETHER OR NOT A REGISTERED HOLDER) SHALL TAKE THIS NOTE OR SUCH INTEREST THEREIN, AS THE CASE MAY BE, SUBJECT TO ALL DEFENCES, CLAIMS AND OFFSETS WHICH THE ISSUER WOULD HAVE AGAINST THE PREDECESSOR, ASSIGNOR, TRANSFEROR, PLEDGOR OR PREDECESSOR HOLDER (AND ANY PREDECESSOR), WHETHER OR NOT A REGISTERED HOLDER, REGARDLESS OF WHEN SUCH DEFENCE, CLAIM OR OFFSET ACCRUES AND REGARDLESS OF ANY NOTIFICATION TO THE COMPANY.

13   THE LETTER OF CREDIT


13.1 The initial registered holder of this Note is the beneficiary of an Irrevocable Letter of Credit, No _______ dated 24 October 1996, in the original stated amount of U.S. $_________, issued by Mellon Bank, N.A. (the "BANK") (such Irrevocable Letter of Credit being referred to herein as the "LETTER OF CREDIT"), which Letter of Credit is transferable (the original or any transferee beneficiary of such letter of Credit at any time being referred to herein as the "BENEFICIARY").

13.2 The Beneficiary shall have the right, at any time and from time to time after the first anniversary of the date of original issuance of this Note, to make draws on the Letter of Credit (whether or not amounts hereunder are then due). Each such drawing shall be made in compliance with the conditions set forth in the Certificate (in the form attached as Annex A to the Letter of Credit) presented in connection with such drawing. Without limitation of the foregoing:

     (a) Each such drawing shall be for a Principal Drawing Amount (as defined in the Letter of Credit) which does not exceed the unpaid principal amount of this Note. The Principal Drawing Amount shall be an integral multiple of U.S.$________. The sum of the Principal Drawing Amount, plus the aggregate amount of all Principal Drawing Amounts previously or contemporaneously drawn under the Letter of Credit shall not exceed U.S.$________

     (b) The Beneficiary may in its discretion include in such drawing an Interest Drawing Amount (as defined in the Letter of Credit) in an amount not to exceed the accrued and unpaid interest on the Principal Drawing Amount. The sum of such Interest Drawing Amount, plus the aggregate amount of all Interest Drawing Amounts previously or contemporaneously drawn under the Letter of Credit, shall not exceed


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          U.S.$__________. The Beneficiary shall not make a drawing for an interest Drawing Amount in an amount which exceeds accrued and unpaid interest on the Principal Drawing Amount at a rate (calculated on the basis of a year of 360 days and actual days elapsed) which for each day is equal to the lesser of 5.5% or the actual interest rate applicable to outstanding principal under this Note on such day.

     (c) The total amount of any such drawing shall equal the sum of such Principal Drawing Amount and such Interest Drawing Amount.

13.3 NOTWITHSTANDING ANYTHING TO THE CONTRARY ELSEWHERE IN THIS NOTE, EACH DRAWING PAID BY THE BANK UNDER THE LETTER OF CREDIT SHALL AUTOMATICALLY BE APPLIED TO AND REDUCE THE OBLIGATIONS OF THE COMPANY UNDER THIS NOTE BY THE AMOUNT PAID ON SUCH DRAWING. SUCH AMOUNT SHALL BE APPLIED TO UNPAID PRINCIPAL AND ACCRUED AND UNPAID INTEREST UNDER THIS NOTE IN ACCORDANCE WITH THE PROVISIONS OF THE RELATED CERTIFICATE. IF SUCH CERTIFICATE WAS COMPLETED IN ACCORDANCE WITH THE PROVISIONS HEREOF AND THEREOF; OTHERWISE, SUCH AMOUNT SHALL BE APPLIED FIRST TO UNPAID PRINCIPAL OF THIS NOTE, AND SHALL NOT BE APPLIED TO ACCRUED AND UNPAID INTEREST EXCEPT TO THE EXTENT THAT SUCH AMOUNT EXCEEDS THE UNPAID PRINCIPAL OF THIS NOTE. NO NOTATION OR ENDORSEMENT ON THIS NOTE SHALL BE NECESSARY IN CONNECTION WITH ANY SUCH APPLICATION. THE PROVISION OF THIS SECTION SHALL APPLY WHETHER OR NOT THE BENEFICIARY IS THE SAME PERSON AS THE HOLDER OF THIS NOTE. EACH SUCCESSOR, HEIR, EXECUTOR, ADMINISTRATOR, TRANSFEREE, PLEDGEE OR HOLDER OF THE NOTE OR AN INTEREST HEREIN SHALL TAKE THE NOTE SUBJECT TO THE PROVISIONS OF THIS SECTION.

IN WITNESS whereof the Company has caused this Note to be signed in its name as of the date first above written.



PRIMARK CORPORATION


By:
       -----------------------------------

Name:
       -----------------------------------

Title:
       -----------------------------------


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ATTEST:

By:
       --------------------------------------

Name:
       ------------------------------------

Title:




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